                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             HEI, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    HEI, Inc.
                                  P.O. Box 5000
                             1495 Steiger Lake Lane
                           Victoria, Minnesota  55386

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               January 22, 1997

                              ------------------


Dear HEI Shareholder:

    The Annual Meeting of Shareholders of HEI, Inc., a Minnesota corporation, will be held on Wednesday, January 22, 1997, at 3:00 p.m., Central Standard Time, at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

     (1)  To  elect  the  Board of Directors  for  the  ensuing year; and

     (2) To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on November 29, 1996 will be entitled to notice of and to vote at the meeting. A copy of the HEI Annual Report for fiscal 1996 is included in this mailing, first made on approximately December 5, 1996.


                                BY ORDER OF THE BOARD OF
                                DIRECTORS

                                /s/ Jerald H. Mortenson

December 5, 1996                Jerald H. Mortenson
                                Corporate Secretary


    Shareholders unable to attend this meeting are urged to sign the enclosed Proxy and return it in the envelope provided.

                                    HEI, INC.
                                  P.O. Box 5000
                             1495 Steiger Lake Lane
                           Victoria, Minnesota  55386

                    ----------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 22, 1997

                    ----------------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy is furnished to the Shareholders of HEI, Inc. (the "Company" or "HEI") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of the Shareholders to be held on January 22, 1997. The enclosed Proxy is solicited by the Board of Directors of the Company.

     The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of Proxy will be honored if received at the offices of the Company, addressed to Eugene
W. Courtney, on or before January 21, 1997. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be seated at the door of the meeting room. Revocation may also be effected by delivery of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders on the Proxy. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     HEI will pay for costs of soliciting Proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers or other employees of HEI who will receive no special compensation for their services. HEI may reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy materials to, and obtaining Proxies from, beneficial owners.

     The Annual Report of HEI, including financial statements, for the year ended August 31, 1996, is being mailed to each shareholder with this Proxy Statement. Copies of this Proxy Statement and proxies will first be mailed to shareholders on or about December 5, 1996.

                        SHARES AND PRINCIPAL SHAREHOLDERS

     Only shareholders of record at the close of business on November 29, 1996, are entitled to notice of and to vote at the meeting or at any adjournment thereof. As of that date, there were 4,072,427 outstanding shares of Common Stock of HEI, the only class of securities entitled to vote at the meeting.

     Each shareholder of record is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.

     The following table shows as of November 29, 1996, information regarding the share ownership of each person or group known to HEI to own beneficially more than 5% of the outstanding Common Stock of HEI, each director or nominee to become a director of the Company, each Named Executive Officer (as defined below), and all directors and executive officers as a group. Except as otherwise indicated, the persons listed in the table have sole voting and investment powers with respect to the shares owned. Information regarding share ownership of persons other than directors and officers is based on the records of the Company's transfer agent and on information supplied to the Company by the holders.

                                 Shares Beneficially Owned (1)
                               --------------------------------
Name                           Number of Shares      Percentage
----                           ----------------      ----------

William R. Franta               45,211 (2)                1.0%
Eugene W. Courtney             139,628 (3)                3.4
Kenneth A. Schoen               77,108 (4)                1.9
Robert L. Brueck                22,000 (5)                 *
Frederick M. Zimmerman          20,300 (6)                 *
Jerald H. Mortenson             85,000 (7)                2.1
Dale A. Nordquist               47,692 (8)                1.2
All  directors and executive   436,939 (9)               10.1
officers   as  a  group
(7 persons)

____________________
*Less than 1%

__________________
     (1) Represents outstanding shares beneficially owned both directly and indirectly as of November 29, 1996, including shares that may be acquired by exercise of options within 60 days after November 29, 1996 ("currently exercisable options"). Percentage of class is shown to the nearest tenth of a percent.

     (2) Includes 40,000 shares purchasable pursuant to currently exercisable options.

     (3) Includes 60,000 shares purchasable pursuant to currently exercisable options. Also includes 46,974 shares held jointly with Mr. Courtney's spouse.

     (4) Includes 50,000 shares purchasable pursuant to currently exercisable options.

     (5) Includes 20,000 shares purchasable pursuant to currently exercisable options.

     (6) Includes 20,000 shares purchasable pursuant to currently exercisable options.

     (7) Includes 20,000 shares purchasable pursuant to currently exercisable options.

     (8) Includes 35,000 shares purchasable pursuant to currently exercisable options.

     (9)  Includes 245,000 shares subject to currently exercisable options.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The five directors are standing for reelection. Management recommends that these individuals be elected to serve as directors. If elected, these persons will serve as directors until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

     Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Board of Directors recommends a vote FOR election of these nominees. It is the intention of the persons named in the accompanying Proxy, unless authority is specifically withheld, to vote for the nominees listed below. Should any nominee become unable to serve, the persons voting the enclosed Proxy may, in their discretion, vote for a substitute nominee.

     Following is certain information about the current directors. Unless otherwise indicated, each person has held the principal occupation indicated for more than the past five years.


NAME, PRINCIPAL OCCUPATION              AGE       DIRECTOR SINCE
--------------------------              ---       --------------

WILLIAM R. FRANTA                       54            1985
   Formerly Senior Vice
   President,
   Network Systems Corporation
   (1987 - 1996)

EUGENE W. COURTNEY                      60            1989
   President and Chief Executive
   Officer of the Company;
   Director, Datakey, Inc., DRS
   Data & Research Services, PLC

KENNETH A. SCHOEN                       69            1989
   Executive Vice President,
   3M Company, until retirement
   in October 1989

ROBERT L. BRUECK                        60            1995
   Semi-retired from venture
   capital investing; Business
   Development Consultant;
   Director, The DII Group

FREDERICK M. ZIMMERMAN                  61            1995
   Professor of Manufacturing
   Systems Engineering and
   International Management,
   University of St. Thomas,
   St. Paul, MN; Director,
   Winnebago Industries, Inc.


MEETINGS OF THE BOARD AND CERTAIN COMMITTEES

     During the fiscal year ended August 31, 1995, the Board held a total of seven meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board plus the total number of meetings of all committees of the Board on which he served.

     The Audit Committee, which consists of the four outside directors, reviews the annual audit plan and results with the independent accountants and also reviews the Company's financial statements and its accounting and reporting practices. The Audit Committee held three meetings during fiscal 1996 to review the Company's fiscal 1995 financial statements and the related audit and to consider the selection of independent accountants for fiscal 1996.

     The Nominating Committee, consisting of all directors, met once during fiscal 1996 to recommend nominees for the Board of Directors.

     The Compensation Committee, which consists of the four nonemployee directors, met informally several times during the 1996 fiscal year to discuss executive compensation.

DIRECTORS' FEES

    The nonemployee directors receive $750 per quarter plus $700 for each regular board meeting and $300 for each committee or special board meeting attended. Each committee chairperson receives an annual fee of $300. For services during the fiscal year ended August 31, 1996, $31,400 in directors' fees was paid or accrued, in the aggregate, to the four nonemployee directors, plus expenses.

DIRECTORS' STOCK OPTIONS

     Under the Company's Stock Option Plan for Nonemployee Directors (the "1991 Plan"), an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value (as defined) on the date of grant is granted each year to all nonemployee directors then in office on the business day next following the annual shareholders' meeting or April 1, whichever is earlier. Awards under the 1991 Plan may be made to any director who is not a regular employee of the Company or any subsidiary or affiliate. The options become exercisable on the earlier of one year following the date of grant or the next annual shareholders meeting, so long as the director is still serving on such date, and terminate five years following the date of grant. Upon the death or disability of an optionee prior to the end of one year following grant, the option will become immediately fully exercisable. Effective January 18, 1996, each of the Company's nonemployee directors was granted an option to purchase 10,000 shares at an exercise price of $6.00 per share. These options become exercisable on January 18, 1997, and are exercisable until January 18, 2001.

     During fiscal year 1996, none of the nonemployee directors exercised options.

             COMPLIANCE WITH SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1996 and written representation from certain reporting persons, the Company believes that all filing requirements have been complied with.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer and the other executive officers whose total annual compensation in fiscal 1996 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officers").

                                                        Long-Term
                              Annual Compensation      Compensation         Other
Name and Principal  Fiscal    -------------------      ------------         Annual
  Position           Year      Salary     Bonus      Awards/Options(1)   Compensation(2)
-----------------    ----      ------     -----      -----------------   ---------------
Eugene W. Courtney   1996     $157,734   $41,012            --             $4,496
  Chief executive    1995      150,091    40,785         90,000             3,648
  officer            1994      142,526    27,617            --              3,792

Jerald H. Mortenson  1996     $111,348   $19,301            --             $3,369
  Chief financial    1995      105,946    19,194         60,000             2,401
  officer            1994      100,578    12,997            --              2,743

Dale A. Nordquist    1996      $92,334   $21,522            --             $3,249
  Vice president of  1995       87,866    30,608         52,500             2,762
  sales              1994       83,684    19,360            --              2,458


------
        (1) The number indicated is the number of shares of common stock subject to options granted in fiscal 1995, which become exercisable in three equal annual increments commencing in January 1996 and will expire in January 2000.

        (2) In each case, consists solely of Company matching contributions to 401(k) plan.

OPTIONS GRANTED DURING FISCAL 1996

     During  fiscal 1996, no options were granted to  the  Named
Executive Officers.

AGGREGATED OPTION EXERCISES DURING FISCAL 1996 AND FISCAL YEAR-
END OPTION VALUES

     The following table provides information related to options exercised by the Named Executive Officers during fiscal 1996 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.


                                                                         Value of
                                                       Number of         Unexercised
                                                       Unexercised       In-the-Money
                                                       Options at        Options at
                                                       Fiscal Year-End   Fiscal Year-End(2)
                          Shares                       ---------------   ------------------
                          Acquired      Value          Exercisable/      Exercisable/
   Name                   on Exercise   Realized(1)    Unexercisable     Unexercisable
----------------          -----------   -----------    -------------     ----------------

Eugene W. Courtney         30,000       $115,500       30,000/60,000     $57,375/$114,750

Jerald H. Mortenson        40,000        151,500       20,000/40,000      38,250/  76,500

Dale A. Nordquist             -0-          -0-         17,500/35,000      33,469/  66,938

--------
        (1) Value realized is calculated as the difference between the fair market value of the Common Stock on the date of exercise of the option and the option exercise price multiplied by the number of shares acquired.

        (2) Value is calculated as the difference between the closing price of the Common Stock on August 30, 1996, which was $6-5/8, and the option exercise price multiplied by the number of shares subject to the option.


                                  OTHER MATTERS

     The Board does not intend to present any business to the meeting other than as specifically set forth in the Notice of Annual Meeting of Shareholders and currently knows of no other business to come before the meeting. If any other matters are properly brought before the meeting, the Proxies will vote on such matters in accordance with their judgment of the best interests of HEI.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P. has been the independent accountants for the Company since fiscal 1992. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Company has selected Coopers & Lybrand L.L.P. as its independent accountants for fiscal 1997.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals by shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by HEI at its principal executive offices no later than August 7, 1997.

                      AVAILABILITY OF REPORT ON FORM 10-KSB

     The Company's 1996 Report on Form 10-KSB may be obtained by writing to HEI Shareholder Relations, P.O. Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386.

                                  By Order of the Board of Directors

                                  /s/ Jerald H. Mortenson
                                  --------------------------------
                                  Jerald H. Mortenson
                                  Corporate Secretary

Dated: December 5, 1996

             PROXY FOR ANNUAL SHAREHOLDERS' MEETING
                        JANUARY 22, 1997
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Eugene W. Courtney and Jerald H. Mortenson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of HEI, Inc., held of record by the undersigned on November 29, 1996, at the Annual Meeting of Shareholders to be held at 3:00 p.m., on Wednesday, January 22, 1997 or any adjournment thereof.

   (1)  ELECTION OF DIRECTORS

    --  FOR  all nominees  listed below     --  WITHHOLD AUTHORITY

        (except as marked to the                to vote for ALL
        contrary below)                         nominees below

Nominees:  Robert L. Brueck    Eugene W.  Courtney         William R. Franta
           Kenneth A. Schoen   Frederick M. Zimmerman

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.
           -----------------------------------------------------------

      (2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

Dated: _______________________      Signed:___________________________


                                    Signed:____________________________

PLEASE SIGN ABOVE EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC. SHOULD SO INDICATE WHEN SIGNING. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.